CAMG: Reviving China’s Rural Economy Through a New Retail Network

http://www.businesswire.com/news/home/20120731005683/en/CAMG-Reviving-China%E2%80%99s-Rural-Economy-Retail-Network

SHIJIAZHUANG, China--(BUSINESS WIRE)--In order to revive the rural economy in China, there are necessary steps to take to renew the existing retail stores, to restructure the logistics network, to train up the personnel and to modernize the stores to build a new and efficient rural merchandise retail network.

A new comprehensive retail network is being developed in the rural market in China by China Agriculture Media Group Co., Ltd. (“CAMG”) which comprises of advertisement business, merchandise business, chained retail network and commercial real estate business. Such a new retail network will not only benefit the people in the rural market with a safe and convenient retail market, but will also benefit the suppliers and manufacturers in developing direct sale channels, lowering operating costs and logistics costs.

In the LCD Screen Launching & Investment Promotion Ceremony held by CAMG in Shijiazhuang Intercontinental Hotel on July 31, 2012, there was an actual demonstration of the new CAMG store and how this new retail network can revive the rural market in China. At the same time, a strategic cooperation contract was signed with Sina Hebei, Baide International Enterprise, Yineng Media, Xincheng International (Hongkong) Ltd, Zhuojia Trading Ltd, and Yijia Investment Ltd.

As an innovative company, CAMG carried out the “Advertisement + Product + Retail network” model throughout the rural market in China, which gives an inspiration in reviving the rural economy in China to bring about the win-win situation to rural consumers and manufacturers.

About CAMG

China Agriculture Media Group Co., Ltd. is organized and exists under the laws of Hong Kong of the People’s Republic of China (the “PRC”) and was incorporated on March 30, 2011. CAMG focuses on developing the Chinese rural market. CAMG’s core business is organized into four areas: store rental, media, wholesale and retail, and value-added services. Being targeted at the giant amount of the rural population over 40 million, CAMG has coverage of 16,000 retail stores and installed 300 LCD displays within the stores which makes a share of domestic advertising market and fills in the vacancy of digital media development in rural areas.

CAMG: Reviving China’s rural economy through a new retail network;

In order to revive the rural economy in China, there are necessary steps to take to renew the existing retail stores, to restructure the logistics network, to train up the personnel and to modernize the stores to build a new and efficient rural merchandise retail network.

A new comprehensive retail network is being developed in the rural market in China by China Agriculture Media Group Co., Ltd. (“CAMG”) which comprises of advertisement business, merchandise business, chained retail network and commercial real estate business. Such a new retail network will not only benefit the people in the rural market with a safe and convenient retail market, but will also benefit the suppliers and manufacturers in developing direct sale channels, lowering operating costs and logistics costs.

In the LCD Screen Launching & Investment Promotion Ceremony held by CAMG in Shijiazhuang Intercontinental Hotel on July 31, 2012, there was an actual demonstration of the new CAMG store and how this new retail network can revive the rural market in China. At the same time, a strategic cooperation contract was signed with Sina Hebei, Baide International Enterprise, Yineng Media, Xincheng International (Hongkong) Ltd, Zhuojia Trading Ltd, and Yijia Investment Ltd.

As an innovative company, CAMG carried out the “Advertisement + Product + Retail network” model throughout the rural market in China, which gives an inspiration in reviving the rural economy in China to bring about the win-win situation to rural consumers and manufacturers.

About CAMG

China Agriculture Media Group Co., Ltd. is organized and exists under the laws of Hong Kong of the People’s Republic of China (the “PRC”) and was incorporated on March 30, 2011. CAMG focuses on developing the Chinese rural market. CAMG’s core business is organized into four areas: store rental, media, wholesale and retail, and value-added services. Being targeted at the giant amount of the rural population over 40million, CAMG has coverage of 16,000 retail stores and installed 300 LCD displays within the stores which makes a share of domestic advertising market and fills in the vacancy of digital media development in rural areas.